RELATED PARTY TRANSACTIONS	6 Months Ended
Jun. 30, 2022
Related party transactions [abstract]
RELATED PARTY TRANSACTIONS	RELATED PARTY TRANSACTIONS
The company’s related party transactions are recorded at the exchange amount. The company’s related party transactions are primarily with the partnership and Brookfield.
Brookfield has provided a $400 million committed unsecured revolving credit facility maturing in December 2022 and the draws bear interest at LIBOR plus 1.8%. During the current period, there were no draws on the committed unsecured revolving credit facility provided by Brookfield. Brookfield may from time to time place funds on deposit with the company which are repayable on demand including any interest accrued. There were nil funds placed on deposit with the company as at June 30, 2022 (December 31, 2021: nil). The interest expense on the Brookfield revolving credit facility and deposit for the three and six months ended June 30, 2022 totaled nil and less than $1 million (2021: nil and $1 million, respectively).
From time to time, Brookfield Asset Management Reinsurance Partners L.P. (“Brookfield Reinsurance”), an associate of the company, may take part in financings of the company, alongside other market participants. Such financings are non-recourse to the company and are recorded within Non-recourse borrowings on the consolidated statements of financial position. As at June 30, 2022, $15 million of non-recourse borrowings is due to Brookfield Reinsurance (2021: nil).
Other Amendments
During the year, a subsidiary of the company transferred its power agency agreements related to certain of the partnership’s Canadian assets to Evolugen Trading and Marketing LP (“ETMLP”), a subsidiary of the partnership.
The following table reflects the related party agreements and transactions for the three and six months ended June 30 in the interim consolidated statements of income:

	Three months ended June 30		Six months ended June 30
(MILLIONS)	2022	2021	2022	2021
Revenues
Power purchase and revenue agreements	$20	$35	$59	$108

Other income
Interest income	$3	$—	$5	$—

Direct operating costs
Energy purchases(1)	$(8)	$(9)	$(12)	$(13)
Energy marketing fee & other services	(2)	(3)	(7)	(4)
Insurance services(2)	—	(4)	—	(9)
	$(10)	$(16)	$(19)	$(26)

Interest expense
Borrowings	$(6)	$(12)	$(10)	$(12)

Other related party services	$(1)	$(1)	$(2)	$(2)
Management service agreement	$(43)	$(47)	$(95)	$(102)
(1)Certain subsidiaries that the company controls, through a voting agreement, have entered into agreements to appoint the partnership as their agent in entering into certain derivative transactions with external counterparties to hedge against fluctuations in power purchase prices. For the three and six months ended June 30, 2021, the company recognized nil and $62 million gains, respectively associated with agency arrangement which have been excluded from energy purchases. As of April 1, 2021, the agency arrangements were transferred from the partnership to the company.
(2)Prior to November 2021, insurance services were paid to external insurance service providers through subsidiaries of Brookfield Asset Management. The fees paid to the subsidiaries of Brookfield Asset Management in 2021 were nil. As of November 2021, Brookfield, through a regulated subsidiary, began providing reinsurance coverage to third-party commercial insurers for the benefits of certain of the company’s entities in North America. The premiums and claims paid are not included in the table above.